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                                                                    EXHIBIT 10.1

                              MANAGEMENT AGREEMENT

     THIS HOTEL MANAGEMENT AGREEMENT (the "Agreement" or "Hotel Management Agreement") made and entered into as of this 11th day of February, 2004 by and between Summit Hotel Properties, LLC, a South Dakota limited liability company (hereinafter referred to as "Owner"), and The Summit Group, Inc., a South Dakota corporation, acting on its own behalf, (hereinafter referred to as "Manager").

     WHEREAS, it is the desire of the Owner that all hotels currently owned or hereinafter owned by Owner ("Hotels") be managed and operated efficiently and effectively; and

     WHEREAS, Manager is a corporation engaging in hotel management;

     WHEREAS, the Owner desires to engage the Manager to manage the Hotels and the Manager desires to accept said engagement, all in accordance with the terms and conditions of this agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.   ENGAGEMENT

     The Owner hereby engages the Manager, and the Manager hereby accepts such engagement, as the manager for the Hotels upon the terms and conditions hereinafter set forth, for a period ending on the first to occur of: (1) the dissolution of the Owner, or (2) termination of this Agreement. The Manager shall manage the Hotels, devoting such time thereto as in its sole discretion, it shall determine to be necessary to manage the Hotels in an efficient and effective manner.

2.   INDEPENDENT CONTRACTOR

     In the performance of its duties under this Agreement, the Manager shall occupy the position of an independent contractor with respect to the Owner. Except as expressly otherwise provided for herein, nothing contained herein shall be construed as making the Manager an employee of the Owner.

3.   DUTIES AND AUTHORITY OF THE MANAGER

     (A)  GENERAL DUTIES AND AUTHORITY

          Subject only to the restrictions and limitations provided for herein and the right of the Owner to terminate this Agreement as provided herein, the Manager shall have the sole and exclusive authority to fully and completely supervise the Hotels and supervise and direct the business and affairs associated or related to the operation thereof, and to that end to cause or direct the Owner to execute such documents or instruments and hire or discharge such employees as, in the sole judgment of the Manager, may deem necessary or advisable.

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     (B)  OPERATION OF THE HOTELS

          The Manager shall direct and establish policies and procedures for the Owner's employees who will have direct responsibility for the Hotel's operations. The Manager shall have the sole discretion, which discretion shall be exercised in good faith, to establish the terms and conditions of patron occupancy, including, although not necessarily limited to, room rental schedules, occupancy policies, and departure times. The Manager is hereby authorized to direct and control the promotional activity of the Owner's employees and cause the Owner to advertise in such media and to the extent that it deems necessary and appropriate.

     (C)  ACCOUNTING

          The Manager shall devise, establish and supervise the operation of an accounting system for the Hotel staff who will be primarily responsible for, among other things, performing all bookkeeping and administrative duties in connection with the Hotels, including all collections and all disbursements to be paid out of funds generated by such operations or otherwise supplied by the Owner. At Manager's sole discretion any or all accounting, bookkeeping and administrative duties may be performed by employees of Manager. Expenses of Manager's bookkeeping department shall be paid by all hotels and businesses, including Hotels, for which Manager performs bookkeeping services, on a pro rata per number of rooms per hotel managed basis.

     (D)  DEPOSITS AND DISBURSEMENTS

          The Manager shall cause the establishment of bank accounts in the name of the Owner and shall establish and be responsible for administrating a policy for specifying the identity of signatories to such bank accounts. The Manager shall deposit or cause to be deposited in the Owner's bank accounts all receipts and monies arising from the operations of the Hotels or otherwise received for and on behalf of the Owner. The Manager shall be responsible for the disbursement of the Owner's funds in payment of all expenses incurred in connection with the operations of the Hotels.

     (E)  AGREEMENTS

          Manager shall negotiate and enter into leases, licenses, permits, service contracts, employee agreements, and agreements for guest room rental on behalf of Owner, in Owner's name.

     (F)  RESTRICTIONS

          Notwithstanding anything to the contrary set forth in this section, the Manager shall not be required to do, or cause to be done, anything for the account of the Owner (1) which would make the Manager liable to third parties except in the course of managing and operating the Hotels; (2) which may not be commenced, undertaken, or completed because of insufficient funds available in the accounts established pursuant to this section; (3) which may, under applicable law, constitute an impermissible delegation of the duties and responsibilities of the Owner, including but not limited to, the purchase or construction of capital


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          improvements, the sale or disposition of all or substantially all of the Owner's assets, and any action which may result in a change in the Owner's primary business; or (4) which may not be commenced, undertaken, or completed because of acts of God, strikes, governmental regulations or laws, acts of war, or other types of events beyond the Manager's control whether similar or dissimilar to the foregoing.

4.   DUTIES OF THE OWNER

     (A)  COOPERATION

          The Owner hereby agrees to cooperate with the Manager in the performance of its duties under this Agreement and to execute all documents or instruments necessary or advisable to enable the Manager to fulfill its duties under this Agreement.

     (B)  EXPENSES BORNE BY OWNER

          All operating expenses, ownership costs, and expenses incurred by Manager on behalf of Owner or Hotels shall be the responsibility of Owner. Operating expenses include but are not limited to: salaries, wages and benefits for all Hotel employees; repairs and maintenance to the Hotels, including capital expenditures; marketing and advertising expenses; debt service on any mortgage or other loans to the Hotels; property taxes; all administrative and general expenses; all legal, accounting and bookkeeping expenses; and franchise fees.

     (C)  ADVANCE FUNDS

          Manager shall not be obligated to advance any of its own funds for the maintenance and operation of the Hotels or for the account of Owner, nor to incur any liability with respect to the Hotels. However, if Manager shall have advanced funds for any necessary and appropriate expenses, Owner shall reimburse Manager therefor on demand. In the event Manager advances funds for the maintenance and operation of the Hotels or for the account of Owner, Owner shall pay Manager interest on the advanced funds at a rate to be determined by the parties.

5.   COMPENSATION TO THE MANAGER

     The Manager, as a Management Fee, shall be reimbursed for its overhead costs and expenses related to managing the Hotels. If Manager manages more hotels than the Hotels contemplated by this Agreement, then Manager shall charge each hotel managed, including Hotels, its pro rata share of all overhead expenses, which include but are not limited to: wages of employees and officers, including the salary of Kerry W. Boekelheide; rent; legal; accounting; insurance; and travel expenses. In no event will the annualized Management Fee exceed five percent (5%) of annual gross revenues. Such Management Fee shall be paid to Manager on a monthly basis. Any expenses for services that would customarily be handled by a hotel property, such as bookkeeping, and expenses that are paid for third party services, such as accounting and legal services, shall be paid directly by the Hotels or Owner or shall be reimbursed to the Manager and shall not be included in the five percent of gross revenue cap.


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6.   TERMINATION

     (A)  FOR CAUSE.

          This Agreement may be terminated by the Owner and the Manager may be removed, in part or in whole, as further described in Section 6b below, only for "cause". "Cause" shall mean a material violation or breach of the authority, duty or obligations given to the Manager under this Agreement, or knowingly and intentionally failing to discharge such duties, willfully and wantonly disregarding the interest of the Owner or the Hotels, intentionally and deliberately disregarding standards of behavior or conduct for a hotel management position which the Owner and others have a right to expect of Manager, or any other acts or omissions of carelessness or negligence of such degree or recurrence as to manifest equal culpability or wrongful intent. Mere failure to perform as the result of a good faith error in judgment or discretion shall not constitute "cause."

     (B)  PARTIAL TERMINATION.

          In the event that the grounds for removal of Manager are deemed specific to one or more individual Hotels, either under a respective franchise agreement or otherwise, this Agreement shall only be terminated with respect to such Hotel or Hotels. The remaining rights, authority and obligations of Manager with respect to the remaining Hotels shall remain.

     (C)  NOTICE TO FRANCHISOR

          Except as otherwise provided herein, Owner shall provide no less than thirty (30) days prior written notice of removal of Manager from management of a Hotel or Hotels to the Franchisor or Franchisors of such Hotels. In the event the breach warrants immediate removal of the Manager, such as theft, fraud, or actions or omissions that cause default under a franchise agreement, notice shall be promptly provided to the respective Franchisors, but the Manager may be removed immediately. .

7.   ASSIGNMENT

     This Agreement and any rights hereunder may be assignable by the Manager, provided, however, any such assignee must assume all obligations of the Manager hereunder.

8.   INDEMNIFICATION

     The Owner hereby agrees to indemnify and hold harmless the Manager, all companies affiliated with the Manager, all officers, directors, and employees of the Manager, and any affiliated companies harmless from any and all costs, expenses, attorney fees, suits, liabilities, judgments, damages, and claims in connection with the management of the Hotels (including the loss of use thereof following any damage, injury, or destruction) arising from any cause except for fraud or misconduct on the part of the Manager or


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     such other persons and entities. The Manager, all persons affiliated with the Manager, all officers, directors, and employees of the Manager, and any affiliated persons also shall not be liable for any error of judgment or for any mistake of fact or law, or for anything which it or they may do or refrain from doing hereinafter, except in cases of fraud or misconduct. The Manager hereby agrees to indemnify and hold the Owner harmless from any and all costs, expenses, attorney fees, suits, liabilities, judgments, damages and claims in connection with the management of the Hotels arising from the fraud or misconduct of the Manager or any of its affiliates. The Owner shall have one year from the action or inaction giving rise to such claim to bring suit against the Manager.

9.   FRANCHISE COMPLIANCE

     Manager understands that several of the Hotels are franchised by various national hotel franchise companies ("Franchisors"). Each of the Franchisors sets forth rules, standards and procedures that must be followed by the Hotels that are bound by the respective franchises.

     Management of any Hotels pursuant to any Marriott International franchises is subject to the additional provisions below:

          (A)  DAILY MANAGEMENT

               The Manager shall have the authority and responsibility for the day-to-day management of the Hotels.

          (B)  COMPLIANCE WITH FRANCHISE AGREEMENT

               The Hotels will be operated during the term of this Hotel Management Agreement in strict compliance with the requirements of the franchise agreements with the Marriott International. Specifically, the Manager will be bound by and shall adhere strictly to all terms and conditions in the franchise agreements regarding confidentiality and operation of the Hotels, which terms and conditions may be enforced by Marriott International directly with the Manager.

          (C)  CONTROLLING AGREEMENT

               If there are conflicts between any provision(s) of this Hotel Management Agreement and the Marriott International franchise agreements, the provisions(s) of the franchise agreements shall control.

          (D)  DEFAULT

               Any default under the terms and conditions of the respective Marriott International franchise agreements caused wholly or partially by the Manager shall constitute a default under the terms and conditions of this Hotel Management Agreement, for which Franchisee shall have the right to terminate the Hotel Management Agreement with respect to the Hotel that is in violation of its franchise agreement.


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          (E)  COMMUNICATION WITH MANAGEMENT

               Marriott International shall have the right to communicate directly with the Manager regarding day-to-day operation of the Hotels.

10.  CAPTIONS

     The captions contained herein are for convenience of reference only and are not intended to define, limit, or describe the scope or intent of any provisions of this Agreement.

11.  GOVERNING LAW

     The validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties shall be governed by the laws of the State of South Dakota.

12.  NOTICES

     Any notice required or permitted herein to be given shall be in writing and shall be personally delivered or mailed, first-class mail, postage prepaid, to the respective addresses of the parties set forth below their signatures on the signature page hereof, or to such address as any party may give to the other in writing.

13.  SEVERABILITY

     Should any term or provision hereof be deemed invalid, void, or unenforceable either in its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect, and if the subsequent term or provision is deemed to be invalid, void, or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications. The parties recognize that broad discretionary authority has been granted by Owner to the Manager in the supervision and direction of the Owner's business and financial affairs, and it is their intent that such authority be fully exercisable by the Manager within the limitations imposed by applicable law.

14.  SUCCESSORS

     This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors in interest.

15.  ATTORNEY FEES

     If it shall become necessary for either party hereto to engage attorneys to institute legal action for the purpose of enforcing its rights hereunder or for the purpose of defending legal action brought by the other party hereto, the party or parties prevailing in such litigation shall be entitled to receive all costs, expenses, and fees (including reasonable attorney's fees) incurred by it in such litigation (including appeals).

16.  OTHER DOCUMENTS

     The parties shall and do hereby agree to execute any other and further documents which may be necessary to effectuate this Agreement.


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17.  MODIFICATION

     This Agreement may be amended or modified at any time by the parties hereto provided that the same is reduced to writing and signed by each party hereto. This Agreement may not be modified by oral agreement.

18.  COMPLETE AGREEMENT

     This Agreement constitutes the complete agreement by and between the parties hereto and supplants and supersedes all prior or contemporaneous oral or written discussions, agreements or effects.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate on the date first above written.

OWNER:                                  MANAGER:
SUMMIT HOTEL PROPERTIES, LLC            THE SUMMIT GROUP, INC.


By: /s/ Kerry W. Boekelheide            By: /s/ Kerry W. Boekelheide
    ---------------------------------       ------------------------------------
Name: Kerry W. Boekelheide              Name: Kerry W. Boekelheide
Its: President of the Company Manager   Its: President

2701 S. Minnesota Avenue, Suite 6       2701 S. Minnesota Avenue, Suite 6
Sioux Falls, SD 57105                   Sioux Falls, SD 57105


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